UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 27, 2009
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 27, 2009, Colonial Realty Limited Partnership (“CRLP”), through a wholly-owned special purpose subsidiary of CRLP, CMF 15 Portfolio LLC, closed on a $350 million secured term loan (the “Loan”) originated by PNC ARCS LLC, a Delaware limited liability company unaffiliated with CRLP, for repurchase by Fannie Mae (NYSE: FNM). CRLP, a Delaware limited partnership, is the operating partnership of Colonial Properties Trust (the “Company”). Of the $350 million, $259 million bears interest at a fixed interest rate equal to 6.07% and $91 million bears interest at a fixed interest rate of 5.96%. The weighted average interest rate for the Loan is 6.04%. The Loan matures on March 1, 2019 and requires accrued interest to be paid monthly with no scheduled principal payments required prior to the maturity date. The Loan is non-recourse to the Company and CRLP (except that CRLP is guarantor of customary non-recourse carveouts, such as misapplication of proceeds, fraud or material misrepresentation, failure to deliver books and records and financial statements). In addition, the Loan becomes full recourse to CRLP in the event of acquisition of property by the borrowing entity in violation of the Loan documents, unpermitted transfers of the mortgaged properties or CRLP’s interest in the borrowing entity, changes in control of the Company or CRLP, failure to comply with environmental obligations, and certain bankruptcy and similar events. The Loan is collateralized by 19 of CRLP’s multifamily apartment communities totaling 6,565 units. The entire Loan amount was drawn on February 27, 2009.
     The Loan contains various usual and customary covenants and events of default for loans of this type, which could trigger acceleration of the Loan. Events of default include nonpayment, failure to perform certain covenants beyond a cure period, violation of any representations or warranties, failure to pay debts as they become due and insolvency and transfers of interests in the borrowing entity or in any of the collateral properties not permitted by the terms of the Loan or in the case of a change in control of the Company or CRLP. The Loan documentation also includes limitations on the borrowing entity’s ability to incur additional indebtedness and to acquire any additional properties and requires that the Company maintain its status as a REIT. The Loan may be prepaid at any time prior to maturity. Except in the case of a prepayment with the proceeds of a casualty or a condemnation, any prepayment made prior to September 1, 2018 must be accompanied by a prepayment premium calculated in accordance with the Loan documentation.
     The net proceeds from the Loan were used to repay a portion of the outstanding balance on the Company’s $675 million unsecured line of credit. The Company is continuing negotiations with Fannie Mae and Freddie Mac (NYSE: FRE) to provide additional secured financing of up to an additional $150 million with respect to certain of our existing other multifamily properties. However, no assurance can be given that the Company will be able to consummate any of these additional financing arrangements.
* * *
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
This Current Report on Form 8-K is being furnished on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     Attached as an exhibit to this form is the document listed below:

Exhibit	Description

10.1	Master Credit Facility Agreement by and between CMF 15 Portfolio LLC, as Borrower, Colonial Realty Limited Partnership, as Guarantor, and PNC ARCS LLC, as Lender.

10.2	Fixed Facility Note (Standard Maturity) dated February 27, 2009, in the original principal amount of $259 million made by CMF 15 Portfolio LLC to the order of PNC ARCS LLC.

10.3	Fixed Facility Note (Standard Maturity) dated February 27, 2009, in the original principal amount of $91 million made by CMF 15 Portfolio LLC to the order of PNC ARCS LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: March 5, 2009	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer

COLONIAL REALTY LIMITED PARTNERSHIP By: Colonial Properties Trust, its general partner
Date: March 5, 2009	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Master Credit Facility Agreement by and between CMF 15 Portfolio LLC, as Borrower, Colonial Realty Limited Partnership, as Guarantor, and PNC ARCS LLC, as Lender.

10.2	Fixed Facility Note (Standard Maturity) dated February 27, 2009, in the original principal amount of $259 million made by CMF 15 Portfolio LLC to the order of PNC ARCS LLC.

10.3	Fixed Facility Note (Standard Maturity) dated February 27, 2009, in the original principal amount of $91 million made by CMF 15 Portfolio LLC to the order of PNC ARCS LLC.